Exhibit 32.2

                  Certification of the Chief Accounting Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the quarterly report of MedSolutions, Inc. (the "Company") on Form 10-QSB for the three months ended November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
J. Steven Evans, the Chief Accounting Officer of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                    /s/ J. Steven Evans
                                                   -----------------------------
                                                   J. Steven Evans
                                                   Vice President of Finance and
                                                   Chief Accounting Officer

                                                   Date: November 21, 2005